SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  March 31, 1997
                                                 -------------------



                   MAXICARE HEALTH PLANS, INC.
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       (Exact name of registrant as specified in its charter)




         Delaware                0-12024           95-3615709
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(State or other jurisdiction    (Commission      (IRS Employer
   of incorporation or          File Number)     Identification No.)
    organization)





1149 South Broadway Street, Los Angeles, California        90015
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  (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code  (213) 765-2000
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Item 5.  Other Events.
         -------------

         Maxicare Health Plans, Inc. (the "Company") reported that it received on March 31, 1997 a ruling from the Commonwealth of Pennsylvania Board of Claims. The Board of Claims ruled that the Company is not entitled to any recovery on its claim against the Pennsylvania Department of Public Welfare ("DPW") for in excess of $24 million plus accrued interest, in connection with the operation of a Medicaid managed care program from 1986 through 1989. The Company is reviewing the Board of Claims' findings and order and is evaluating its options, including the effect of the order on the Company's recorded estimate of amounts due the Company from the DPW.


Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
           Exhibits
         ----------

         (a)  Financial Statements of Businesses Acquired.
              None.

         (b)  Pro Forma Financial Information.
              None.

         (c)  Exhibits.

              Exhibit No.  99.2 Press release re Board of Claims
                                Ruling




















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                            SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Maxicare Health Plans, Inc.
                              ------------------------------
                                    (Registrant)




April 1, 1997                 /s/ EUGENE L. FROELICH
                              ------------------------------
                                  Eugene L. Froelich
                               Chief Financial Officer
                              and Executive Vice President -
                              Finance and Administration



























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